Exhibit 10.2
EXECUTION VERSION
AMENDMENT NO. 9 TO AMENDED AND RESTATED UNCOMMITTED
MASTER REPURCHASE AGREEMENT AND AMENDMENT NO. 3 TO AMENDED AND RESTATED FEE AND PRICING LETTER
    AMENDMENT NO. 9 TO AMENDED AND RESTATED UNCOMMITTED MASTER REPURCHASE AGREEMENT, dated as of July 7, 2022 (this “Amendment”), between BSPRT JPM LOAN, LLC (f/k/a RFT JPM Loan, LLC, f/k/a ARC RFT JPM Loan, LLC), a Delaware limited liability company (“Seller”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).
RECITALS
WHEREAS, Seller and Buyer are parties to that certain Amended and Restated Uncommitted Master Repurchase Agreement, dated as of June 12, 2017 (as amended by that certain Amendment No. 1 to Amended and Restated Master Repurchase Agreement, dated as of January 30, 2018, as further amended by that certain Amendment No. 2 to Amended and Restated Master Repurchase Agreement, dated as of July 27, 2018, as further amended by that certain Amendment No. 3 to Amended and Restated Master Repurchase Agreement, dated as of September 3, 2019, as further amended by that certain Amendment No. 4 to Amended and Restated Master Repurchase Agreement, dated as of July 21, 2020, as further amended by that certain Amendment No. 5 to Amended and Restated Master Repurchase Agreement, dated as of October 6, 2020, as further amended by that certain Amendment No. 6 to Amended and Restated Master Repurchase Agreement, dated as of July 21, 2021, as further amended by that certain Amendment No. 7 to Amended and Restated Master Repurchase Agreement, dated as of September 29, 2021, as further amended by that certain Amendment No. 8 to Amended and Restated Master Repurchase Agreement, dated as of October 20, 2021, as further amended by that certain Term SOFR Conforming Changes Amendment, dated as of December 31, 2021, as amended hereby, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”);
WHEREAS, in connection therewith, Seller and Buyer entered into that certain Amended and Restated Fee and Pricing Letter, dated as of June 12, 2017, as amended by that certain Amendment No. 1 to Amended and Restated Fee and Pricing Letter, dated as of January 30, 2018, and as further amended by that certain Amendment No. 2 to the Amended and Restated Fee and Pricing Letter, dated as of July 27, 2018 (as amended hereby, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Fee Letter”); and
WHEREAS, Seller and Buyer have agreed, subject to the terms and conditions hereof, that the Repurchase Agreement and Fee Letter shall be amended as set forth in this Amendment.
NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:
Section 1.Amendment to Repurchase Agreement.
(a)The definition of “Maximum Facility Amount”, as set forth Article 2 of the Repurchase Agreement is hereby amended and restated in its entirety to read as follows:
    1

“Maximum Facility Amount” shall mean $500,000,000.
        (b) Section 2 of the Repurchase Agreement is hereby amended by inserting the following new definition in correct alphabetical order:
        “Ninth Amendment Effective Date” shall mean July 7, 2022.
Section 1.Amendment to Fee Letter.
        (a) Section 1 of the Fee Letter is hereby amended by inserting the following new definition in correct alphabetical order:
“Ninth Amendment Upsize Fee” shall mean a fee that will be fully earned on the Ninth Amendment Effective Date and which will be paid by Seller to Buyer in two equal installments of $250,000 each, due and payable as follows: (a) the first installment on or before the Ninth Amendment Effective Date and (b) the second installment on or before the first anniversary of the Ninth Amendment Effective Date.
Section 2.Conditions Precedent. This Amendment shall become effective on the Ninth Amendment Effective Date, provided that: (i) this Amendment is executed and delivered by a duly authorized officer of each of Seller, Guarantor and Buyer, (ii) Buyer receives the first installment of the Ninth Amendment Upsize Fee in the amount of $250,000 and (iii) Buyer receives bring down letters or new opinions, dated as of the Ninth Amendment Effective Date, affirming the legal opinions with respect to the bankruptcy safe harbor that were most recently provided to Buyer by outside counsel to Seller.
Section 3.Representations and Warranties. On and as of the date first above written, Seller hereby represents and warrants to Buyer that (a) it is in compliance with all the terms and provisions set forth in the Repurchase Agreement and each of the other Transaction Documents on its part to be observed or performed, (b) after giving effect to this Amendment, no Default or Event of Default under the Repurchase Agreement has occurred and is continuing, and (c) after giving effect to this Amendment, the representations and warranties contained in Article 9 of the Repurchase Agreement are true and correct in all respects as though made on such date (except for any such representation or warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all respects as of such other date).
Section 2.Acknowledgments of Guarantor.  Guarantor hereby acknowledges (a) the execution and delivery of this Amendment and agrees that it continues to be bound by that certain Amended and Restated Guarantee Agreement, dated as of June 12, 2017 (the “Guarantee Agreement”), made by Guarantor in favor of Buyer to the extent of the Obligations (as defined therein), as such obligations may be modified, pursuant to this Amendment, and (b) that, as of the date hereof, Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement, the Guarantee Agreement and each of the other Transaction Documents.
Section 3.No Novation, Effect of Agreement. Seller and Buyer have entered into this Amendment solely to amend the terms of the Repurchase Agreement and Fee Letter and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller or Guarantor (the “Repurchase Parties”) under or in connection with the Repurchase Agreement, the Fee Letter or any of the other document executed in connection therewith to which any Repurchase Party is a party (the “Repurchase Documents”). It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of the Repurchase Parties under the Repurchase Agreement and the other Repurchase Documents are preserved, (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect, and (iii) any reference to the Repurchase Agreement in any such Repurchase Document shall be deemed to also reference this Amendment.
Section 4.Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement and each of the other Transaction Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that on and after the date hereof, (a) all references in the Repurchase Agreement to the “Transaction Documents” shall be deemed to include, in any event, this Amendment, and (b) each reference to the “Repurchase Agreement” in any of the Transaction Documents shall be deemed to be a reference to the Repurchase Agreement as amended hereby.
Section 5.Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument, and the words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Amendment or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record).  The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.
Section 6.Costs and Expenses. Seller shall pay Buyer’s reasonable actual out of pocket costs and expenses, including reasonable fees and expenses of accountants, attorneys and advisors, incurred in connection with the preparation, negotiation, execution and consummation of this Amendment.
Section 7.Submission to Jurisdiction. Each party irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Amendment or relating in any way to this Amendment, and (ii) waives, to the fullest extent each may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consents to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified in the Repurchase Agreement. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 10 shall affect the right of Buyer to serve legal process in any other manner permitted by law or affect the right of Buyer to bring any action or proceeding against Seller or its property in the courts of other jurisdictions.
Section 8.WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY

ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT.
Section 9.GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF.  THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.
BUYER:
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
a national banking association organized under the laws of the United States
By:    /s/ Thomas N. Cassino
Name: Thomas N. Cassino
Title: Managing Director
SELLER:
BSPRT JPM LOAN, LLC,
a Delaware limited liability company
By:/s/ Micah Goodman
Name: Micah Goodman
Title: Authorized Signatory

Signature Page to Amendment No. 9 to Amended and Restated Master Repurchase Agreement and Amendment No. 3 to Amended and Restated Fee and Pricing Letter

Acknowledged and Agreed:
FRANKLIN BSP REALTY TRUST, INC., a Maryland corporation, in its capacity as Guarantor, and solely for purposes of acknowledging and agreeing to the terms of this Amendment:
By:     /s/ Micah Goodman___________________
Name: Micah Goodman
Title: Authorized Signatory
Signature Page to Amendment No. 9 to Amended and Restated Master Repurchase Agreement and Amendment No. 3 to Amended and Restated Fee and Pricing Letter